SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MARCH 3, 2004

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 12 - Results of Operations and Financial Condition

See the Press Release dated Mar. 3, 2004, included as Exhibit 99.1 and incorporated herein by reference, reporting revised 2003 financial results for TECO Energy, Inc. The financial results reported in the attached Press Release are a revision to the results reported in TECO Energy’s Press Release dated Feb. 9, 2004 and furnished to the Commission on a Current Report on Form 8-K filed on Feb. 9, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2004	TECO ENERGY, INC.
Registrant

	By:	/s/ G. L. GILLETTE
G. L. GILLETTE
Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Press Release dated Mar. 3, 2004, included as Exhibit 99.1 and incorporated herein by reference, reporting revised 2003 financial results for TECO Energy, Inc. (furnished pursuant to Item 12).

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